UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 28, 2011 (April 13, 2011)

CIFC DEERFIELD CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-32551	20-2008622
(Commission File Number)	(IRS Employer Identification No.)

250 Park Avenue, 5th Floor New York, NY	10177
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 624-1200

DEERFIELD CAPITAL CORP.

6250 North River Road, 12th Floor, Rosemont, IL 60018

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 14, 2011, CIFC Deerfield Corp. (formerly known as Deerfield Capital Corp.) (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission in connection with the completion on April 13, 2011, of the transactions (the “Merger”) contemplated in the Agreement and Plan of Merger, dated as of December 21, 2010 by and among the Company, CIFC Parent Holdings LLC, a Delaware limited liability company, Commercial Industrial Finance Corp., a Delaware corporation and wholly-owned subsidiary of CIFC Parent, Bulls I Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, and Bulls II Acquisition LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01(b) of the Original 8-K to provide the audited financial statements of a business acquired and certain unaudited pro forma financial information as further described below.

Item 9.01.              Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements are filed herewith as Exhibit 99.2:

•                  Commercial Industrial Finance Corp. consolidated financial statements as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009 and 2008, and Independent Auditors’ Report.

(b) Pro Forma Financial Information

The following pro forma financial information is filed herewith as Exhibit 99.3:

• Unaudited pro forma combined balance sheet as of December 31, 2010, giving effect to the Merger;

• Unaudited pro forma combined statement of operations for the year ended December 31, 2010, giving effect to the Merger; and

• Notes to unaudited pro forma combined financial statements.

The following pro forma financial information is filed herewith as Exhibit 99.4:

• Unaudited pro forma combined statement of operations for the year ended December 31, 2010, giving effect to the CNCIM Acquisition (as such term is defined in the Original 8-K) and associated strategic transactions; and

• Notes to unaudited pro forma combined statement of operations.

(d) Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

2.1*	Agreement and Plan of Merger, dated as of April 13, 2011, by and between Deerfield Capital Corp., a Maryland corporation and Deerfield Capital Corp., a Delaware corporation.

3.1*	Certificate of Incorporation of Deerfield Capital Corp., a Delaware corporation.

3.2*	Bylaws of Deerfield Capital Corp., a Delaware corporation.

3.3*	Second Amended and Restated Bylaws of Deerfield Capital Corp., a Maryland corporation.

3.4*	Articles of Amendment Deerfield Capital Corp., a Maryland corporation.

3.5*	Certificate of Ownership and Merger merging CIFC Deerfield Corp., a Delaware corporation, into Deerfield Capital Corp., a Delaware corporation,, effective April 13, 2011.

3.6*	Bylaws of CIFC Deerfield Corp., a Delaware corporation.

10.1*	Amended and Restated Stockholders Agreement dated April 13, 2011, by and among Deerfield Capital Corp., CIFC Parent Holdings LLC and DFR Holdings, LLC.

10.2*	Amended and Restated Registration Rights Agreement dated April 13, 2011, by and among Deerfield Capital Corp., CIFC Parent Holdings LLC and DFR Holdings, LLC.

10.3*	Put/Call Agreement dated April 13, 2011, by and between Deerfield Capital Corp. and CIFC Parent Holdings LLC.

10.4*	Form of Indemnity Agreement.

10.5*	Form of Indemnity Agreement.

10.6*	Retention Agreement, dated as of April 13, 2011, by and between Deerfield Capital Management LLC and Jonathan W. Trutter.

23.1**	Consent of Independent Auditors.

99.1*	Press Release.

99.2**	Commercial Industrial Finance Corp. consolidated financial statements as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009 and 2008, and Independent Auditors’ Report.

99.3**	Unaudited pro forma combined financial statements and notes as of, and for the year ended, December 31, 2010, giving effect to the Merger.

99.4**	Unaudited pro forma combined statement of operations and notes for the year ended December 31, 2010, giving effect to the CNCIM Acquisition and associated strategic transactions.

*              Previously filed.
**           Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC DEERFIELD CORP.

Date: June 28, 2011	By:	/s/ Robert A. Contreras
		Name:	Robert A. Contreras
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit

The following Exhibits are filed with this Current Report on Form 8-K:

2.1*	Agreement and Plan of Merger, dated as of April 13, 2011, by and between Deerfield Capital Corp., a Maryland corporation and Deerfield Capital Corp., a Delaware corporation.

3.1*	Certificate of Incorporation of Deerfield Capital Corp., a Delaware corporation.

3.2*	Bylaws of Deerfield Capital Corp., a Delaware corporation.

3.3*	Second Amended and Restated Bylaws of Deerfield Capital Corp., a Maryland corporation.

3.4*	Articles of Amendment Deerfield Capital Corp., a Maryland corporation.

3.5*	Certificate of Ownership and Merger merging CIFC Deerfield Corp., a Delaware corporation, into Deerfield Capital Corp., a Delaware corporation,, effective April 13, 2011.

3.6*	Bylaws of CIFC Deerfield Corp., a Delaware corporation.

10.1*	Amended and Restated Stockholders Agreement dated April 13, 2011, by and among Deerfield Capital Corp., CIFC Parent Holdings LLC and DFR Holdings, LLC.

10.2*	Amended and Restated Registration Rights Agreement dated April 13, 2011, by and among Deerfield Capital Corp., CIFC Parent Holdings LLC and DFR Holdings, LLC.

10.3*	Put/Call Agreement dated April 13, 2011, by and between Deerfield Capital Corp. and CIFC Parent Holdings LLC.

10.4*	Form of Indemnity Agreement.

10.5*	Form of Indemnity Agreement.

10.6*	Retention Agreement, dated as of April 13, 2011, by and between Deerfield Capital Management LLC and Jonathan W. Trutter.

23.1**	Consent of Independent Auditors.

99.1*	Press Release.

99.2**	Commercial Industrial Finance Corp. consolidated financial statements as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009 and 2008, and Independent Auditors’ Report.

99.3**	Unaudited pro forma combined financial statements and notes as of, and for the year ended, December 31, 2010, giving effect to the Merger.

99.4**	Unaudited pro forma combined statement of operations and notes for the year ended December 31, 2010, giving effect to the CNCIM Acquisition and associated strategic transactions.

*              Previously filed.
**           Filed herewith.